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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                Coral Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                                                   84-11777-92
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(State of Incorporation or Organization)                 (I.R.S Employer
                                                         Identification no.)

1500 Kansas Avenue, Suite 2E, Longmont, CO                    80501
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(Address of principal executive offices)                    (zip code)

 If this Form relates to the registration of a class      If this Form relates to the registration of a class
 of debt securities and is effective upon filing          of debt securities and is to become effective
 pursuant to General Instruction A(c)(1) please check     simultaneously with the effectiveness of a concurrent
 the following box.  [ ]                                  registration statement under the Securities Act of
                                                          1933 pursuant to General Instruction A(c)(2) please
                                                          check the following box.  [ ]


Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class to              Name of Each Exchange on Which
           be so Registered                 Each Class is to be Registered
        ----------------------              ------------------------------
                 None                               Not Applicable
     -----------------------------    ------------------------------------------


       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
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                                (Title of class)
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ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

       A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 48 of the Prospectus included in the Registrant's Form S-1 Registration Statement No. 333-14333, filed with the Securities and Exchange Commission (the "Commission") on October 17, 1996 and is incorporated herein by reference.

ITEM 2.     EXHIBITS.

       Exhibit
       Number     Description
       ------     -----------

       3.(i).2 Form of Amended and Restated Certificate of Incorporation of the Registrant. (1)

       3.(ii).2   Form of Amended and Restated Bylaws of the Registrant. (1)

       4.2        Specimen Stock Certificate for Registrant's Common Stock. (2)
       ---------------

       (1) Filed as an exhibit to the Registrant's Form S-1 Registration Statement No. 333-14333 filed with the Securities and Exchange Commission on August 30, 1996 and incorporated herein by reference.

       (2)    To be filed by amendment.
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                                   SIGNATURE

Pursuant to the requirement of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Coral Systems, Inc.
                         -------------------------------
                                  (Registrant)



Date:  November 22, 1996                 By: /s/ Eric A. Johnson
                                             -----------------------------------
                                                 Eric A. Johnson
                                                 President, Chief Executive
                                                 Officer and Chairman of the
                                                 Board